--------------------------------------------------------------------------------
                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------


[Logo](R)
NEW ENGLAND FUNDS(R)
Where the Best Minds Meet(R)

--------------------------------------------------------------------------------




                                                    New England High Income Fund

                                                               [Graphic Omitted]



---------------------
    June 30, 1998
---------------------

                                                                     August 1998
--------------------------------------------------------------------------------

[Photo of Henry L.P. Schmelzer]

Dear Shareholder:

Investors had reason for comfort during the first half of 1998.

After stunning gains in each of the last three years, the stock market behaved more like its customary self: Major market indicators moved up for a time, slid back and were once again in recovery mode at the end of the period. This pattern largely reflected investors' responses to fast-changing events in Asia. Unpredictable markets call to mind the long-term experience of millions of mutual fund investors; those of us who held firm to our plans as markets entered difficult periods were often rewarded as markets recovered. The longer you stay invested the less interim ups and downs -- here or overseas -- should concern you.

News from the Far East drove bond market sentiment as well. In the United States, faltering Asian economies meant lower prices on many imported goods, putting pressure on prices and corporate earnings. With slower growth now a real possibility and with little immediate evidence of inflation, the Federal Reserve Board left short-term interest rates unchanged, while long-term rates fell to record lows in mid-June.

In the pages that follow, you can read about how your Fund's management dealt with the disruptions in the Pacific region and their impact on our domestic economy. But beyond Asia's present problems, and notwithstanding the inevitable ebb and flow of our own business cycle, there are reasons to be optimistic about investment prospects over the next several years. For example, vast, under-served populations in China and elsewhere represent huge potential demand for consumer goods. Here in the United States, there is the prospect of a demography-driven spending wave, as millions of baby-boomers enter their peak consumption years. Events may turn out differently -- volatility will always be part of investing -- but as much as the markets may waver, the watchwords for many long-term investors are constant: diversify and persist.

While you are thinking about your investments, take a few minutes to review your portfolio. It's possible that three years of strong market gains have tilted your holdings disproportionately toward aggressive stock funds. If so, you and your financial representative can adjust the balance easily using some of New England Funds' more conservative equity or bond funds to reallocate your assets in line with your long-term goals and comfort level. Once you are satisfied with your portfolio's balance, be sure to stay in touch with your financial professional, invest regularly and don't try to guess what the market will do next.

Thank you for your continued support of New England Funds.

Sincerely,

/s/ Henry L.P. Schmelzer

Henry L.P. Schmelzer
President

PREPARING FOR THE YEAR 2000
--------------------------------------------------------------------------------
New England Funds continues to work to provide high quality service as we move into the new century. Since last year we have devoted significant resources to identifying, analyzing and resolving computer issues related to Year 2000. As a further measure, we have focused on year-end 1998 as a target for preparedness by vendor and service agency systems that we rely on for support. We expect major systems to be ready before the end of the year, with a year of quality assurance to follow.

                          NEW ENGLAND HIGH INCOME FUND

                                        INVESTMENT RESULTS THROUGH JUNE 30, 1998
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------


[A chart in the form of a line graph appears here illustrating the growth of a $10,000 investment in Class A Shares of New England High Income Fund compared to the First Boston High Yield Index and the Cost of Living from 6/30/88.
The data points to this chart are as follows:]


                           JUNE 1988 THROUGH JUNE 1998
     COMPARED TO FIRST BOSTON HIGH YIELD INDEX(4) AND THE COST OF LIVING(5)

                                    With             First              Cost
                                  Maximum            Boston              of
                 NAV(1)         Sales Charge(2)    High Yield(4)       Living(5)
------------------------------------------------------------------------------
6/30/88         $10,000           $ 9,550            $10,000           $10,000
   6/89         $10,561           $10,086            $10,968           $10,517
   6/90         $10,584           $10,108            $10,760           $11,008
   6/91         $10,771           $10,286            $12,448           $11,525
   6/92         $13,472           $12,866            $15,581           $11,881
   6/93         $15,614           $14,911            $18,224           $12,237
   6/94         $16,268           $15,536            $19,015           $12,542
   6/95         $17,146           $16,375            $21,392           $12,923
   6/96         $18,712           $17,870            $23,525           $13,279
   6/97         $21,811           $20,829            $26,976           $13,584
   6/98         $24,260           $23,168            $29,938           $13,796

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B share performance will differ from that shown based on differences in inception date, fees and sales charges. All index and Fund performance assumes reinvested distributions.

--------------------------------------------------------------------------------
                          NEW ENGLAND HIGH INCOME FUND
--------------------------------------------------------------------------------

                                         AVERAGE ANNUAL TOTAL RETURNS -- 6/30/98
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS A (Inception 2/22/84)               6 MONTHS  1 YEAR   5 YEARS 10 YEARS
Net Asset Value(1)                          3.25%   11.34%    9.24%    9.28%
With Max. Sales Charge(2)                  -1.41     6.37     8.24     8.78
First Boston High Yield Index(4)            4.31    10.98    10.43    11.59
Lipper High Current Yield Average(6)        4.42    11.45     9.90    10.23
--------------------------------------------------------------------------------
CLASS B (Inception 9/20/93)               6 MONTHS  1 YEAR       SINCE INCEPTION
Net Asset Value(1)                           2.86%  10.41%             8.78%
With CDSC(3)                                -2.08    5.41              8.48
First Boston High Yield Index(4)             4.31   10.98             10.44
(calculated from 9/30/93)
Lipper High Current Yield Average(6)         4.42   11.45              9.99
(calculated from 9/30/93)
--------------------------------------------------------------------------------
CLASS C (Inception 3/2/98)                                       SINCE INCEPTION
Net Asset Value(1)                                                     1.21%
With CDSC(3)                                                           0.22
First Boston High Yield Index(4)                                       1.77
Lipper High Current Yield Average(6)                                   1.66
--------------------------------------------------------------------------------

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. The Fund's current subadviser began managing the Fund on July 1, 1996. Results for earlier periods reflect performance under previous subadvisers.

NOTES TO CHARTS
(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2) With Maximum Sales Charge assumes reinvestment of all distributions and reflects the maximum sales charge of 4.5% at the time of purchase of Class A shares.
(3) With Contingent Deferred Sales Charge (CDSC) performance assumes reinvestment of all distributions and a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares. CDSC for Class C shares assumes a maximum 1% sales charge on redemptions within the first year of purchase.
(4) First Boston High Yield Index is an unmanaged index of bonds issued by U.S. corporations rated below investment-grade by Standard & Poor's or Moody's Investors Service. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.
(5) Cost of Living is based on the Consumer Price Index, a widely recognized measure of the cost of goods and services in the United States, calculated by the U.S. Bureau of Labor Statistics.
(6) Lipper High Current Yield Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

--------------------------------------------------------------------------------
                          NEW ENGLAND HIGH INCOME FUND
--------------------------------------------------------------------------------

[Photo of Gary L. Goodenough]

Gary L. Goodenough
Loomis Sayles & Company, L.P.

                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------

Q. How did New England High Income Fund perform?

For the six-month period that ended June 30, 1998, the Fund continued to provide investors a generous level of monthly income. In fact, immediately after the semiannual reporting period on July 1, the Fund raised its monthly dividend distribution to $0.075 per share -- the fifth such increase in the past two years. Total return for the Fund's Class A shares was 3.25% for the six months, reflecting a $0.12 per share drop in net asset value to $9.82 per share and the reinvestment of $0.44 per share in dividend distributions.

Q. What was the investment environment during the period?

It was very challenging. At the beginning of 1998, the high-yield bond market was strong. Interest rates declined, economic growth was solid and U.S. equity markets made significant gains. During the second quarter of 1998, however, concerns that Asia's economic problems could eventually dampen corporate profits, and thereby U.S. economic growth, created uncertainty in the high-yield marketplace. In addition, investors had to cope with an overabundance of supply. High-yield investors absorbed $120 billion worth of new bonds in 1997. In 1998, new issuance is running at a rate that is double 1997's rate of issuance. High-yield bond prices weakened as the surge in supply outstripped the growth in demand.

Q. What affected the Fund's performance?

Most investments in the portfolio performed in line with our expectations, contributing positively to the Fund's performance. The impact of each individual holding on the total portfolio can be considerable, given our concentrated investment approach. In other words, each holding will tend to have greater influence on overall performance -- whether good or bad -- than a more diversified portfolio stretched across a greater number of holdings. That said, two sizable holdings worked against the Fund during the period -- Petroleum Heat & Power Company, the largest oil distributor in the northeast, and Penn-Traffic, a northeastern supermarket chain. Because of an unusually warm winter, Petroleum Heat & Power felt the negative effects of the reduced demand for home heating oil. We eliminated the company from the portfolio because of disappointing results. In contrast, we retained the Fund's investment in Penn-Traffic, which has been struggling amidst intense competition in the supermarket industry. Viewing Penn-Traffic's problems as manageable, we decided to keep it in the portfolio. We feel the company's new management team, in now for about a year, has the potential to turn the company around.

Q. What strategies did you use in managing the Fund?

We continued to invest in higher-yielding bonds that had relatively stable prices. Specifically, we selected bonds of companies that we believe to have strong balance sheets. In addition, we invested in shorter-term bonds, whose prices tend to be less volatile than those of longer-term bonds. We also upgraded the quality of the portfolio by cutting exposure to emerging markets from 10% to 6% of assets, as the Asian fallout clouded these markets. We continued to invest selectively in global bond markets but, as usual, eliminated the risks associated with currency fluctuations by investing only in U.S.-denominated securities. At the end of the period, the only emerging market securities in the Fund were U.S. dollar-denominated Mexican bonds. Mexico has been the strongest of the emerging market countries.

Because the Asian crisis relieved inflationary pressures and slowed economic growth around the world, we avoided most commodity-based companies, which tend to do well in an inflationary environment. These included energy, metals, steel and chemical companies. Because of the flood in supply, we built up the portfolio's cash position to about 10% of assets. We plan to use this cash in the coming weeks to take advantage of investment opportunities that may arise. At the end of the period, the average quality of the portfolio was B.

Q. In what market sectors did you invest?

We invested in several sectors, including cable television, manufacturing, food-related companies, autos, and telecommunications. At 15% of assets, cable companies accounted for the largest portion of Fund's portfolio. We favored these companies for their stable growth characteristics and tendency to be cash-flow generators. Cable company bonds, especially, performed well and we believe their long-term outlook is good.

Q. What is your outlook?

We are cautious yet optimistic about the high-yield bond market. We believe the economy will continue to grow at a moderate rate -- around 2%, which is the historical norm. We also think that inflation and interest rates will remain relatively low. In other words, conditions that would be favorable for high-yield bonds. Meanwhile, given the abundant supply of high-yield bonds, prices are relatively cheap and yields are high -- especially when compared to yields of higher-grade corporate bonds and Treasury securities. We believe these factors contribute to supporting the investment value of high-yield bonds.

Portfolio commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

----------------------------------------------------------
           CREDIT QUALITY COMPOSITION -- 6/30/98

                 AAA                 10.5%
                 BB                   6.4%
                 B                   76.3%
                 CCC                  4.8%
                 Other                1.9%

Quality is based on ratings provided by Standard & Poor's.
Portfolio holdings and asset allocations may change.

                 Average Credit Quality = B

-----------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                        PORTFOLIO COMPOSITION
------------------------------------------------------------------------------------------------------
Investments as of June 30, 1998
(unaudited)

BONDS AND NOTES--78.9% OF TOTAL NET ASSETS

            FACE
            AMOUNT         DESCRIPTION                                                     VALUE (a)
------------------------------------------------------------------------------------------------------
                           AUTO PARTS--4.0%
         $ 3,580,000       CSK Auto, Inc., 11.000%, 11/01/06 ......................       $  3,946,950
           1,500,000       Delco Remy International, Inc., 10.625%, 8/01/06 .......          1,620,000
                                                                                          ------------
                                                                                             5,566,950
                                                                                          ------------
                           BROADCASTING--10.2%
           7,000,000       Century Communications Corp., Zero Coupon, 1/15/08 .....          3,220,000
           8,390,000       Fox Family Worldwide, Inc., 0/10.25% 11/01/07 (c) ......          5,495,450
           3,000,000       FrontierVision Holding, L.P., 0/11.875% 9/15/07 (c) ....          2,385,000
           1,250,000       FrontierVision Oper. Partners, L.P., 11.000%, 10/15/06 .          1,392,187
           1,500,000       Lenfest Communications, Inc., 10.500%, 6/15/06 .........          1,755,000
                                                                                          ------------
                                                                                            14,247,637
                                                                                          ------------
                           COAL--1.1%
           1,500,000       P&L Coal Holdings Corp., 144A, 9.625%, 5/15/08 .........          1,548,750
                                                                                          ------------
                           ELECTRICAL EQUIPMENT--2.1%
           2,750,000       Motors & Gears, Inc., 10.750%, 11/15/06 ................          2,915,000
                                                                                          ------------
                           ENTERTAINMENT--3.5%
           6,000,000       AMF Bowling Worldwide, Inc., 0/12.250% 3/15/06 (c) .....          4,852,500
                                                                                          ------------
                           ENVIRONMENTAL CONTROL--3.3%
           4,600,000       Envirotest Systems Corp., 9.625%, 4/01/03 ..............          4,600,000
                                                                                          ------------
                           FOOD -- RETAILERS/WHOLESALERS--5.9%
           2,706,000       Big V Supermarkets, Inc., 11.000%, 2/15/04 .............          2,841,300
           3,300,000       Fleming Companies, Inc., 10.500%, 12/01/04 .............          3,448,500
           5,500,000       Penn Traffic Co., 9.625%, 4/15/05 ......................          1,952,500
                                                                                          ------------
                                                                                             8,242,300
                                                                                          ------------
                           FOREIGN ISSUES--7.0%
           1,500,000       Algoma Steel, Inc., 12.375%, 7/15/05 ...................          1,687,500
           3,250,000       Altos Hornos de Mexico S.A., 11.875%, 4/30/04 ..........          3,266,250
           3,000,000       Grupo Televisa S.A., 0/13.250%, 5/15/08 (c) ............          2,430,000
           3,000,000       Kablemedia Holding GMBL, 0/13.625%, 8/01/06 (c) ........          2,325,000
                                                                                          ------------
                                                                                             9,708,750
                                                                                          ------------
                           INDUSTRIALS--15.0%
           3,800,000       Advance Holding Corp., 144A, 0/12.875% 4/15/09 (c) .....          2,242,000
           4,000,000       Allied Waste Industries, Inc., 0/11.300% 6/01/07 (c) ...          2,940,000
           3,750,000       Chesapeake Energy Corp., 144A, 9.625%, 5/01/05 .........          3,778,125
           1,190,000       Continental Global Group, Inc., 11.000%, 4/01/07 .......          1,273,300
           5,000,000       Falcon Building Products, Inc., 0/10.500%, 6/15/07 (c) .          3,375,000
           4,000,000       RBX Corp., 144A, 12.000%, 1/15/03 ......................          3,800,000
           3,300,000       Stone Container Corp., 12.250%, 4/01/02 ................          3,382,500
                                                                                          ------------
                                                                                            20,790,925
                                                                                          ------------

                           METAL--4.7%
           3,000,000       Earle M. Jorgensen, 144A, 9.500%, 4/01/05 ..............          2,910,000
           3,400,000       Euramax International PLC, 11.250%, 10/01/06 ...........          3,689,000
                                                                                          ------------
                                                                                             6,599,000
                                                                                          ------------
                           MISCELLANEOUS--2.8%
           4,000,000       Liberty Group Publishing, Inc., 0/11.625% 2/01/09 (c) ..          2,420,000
           1,400,000       Tekni Plex, Inc., 9.250%, 3/01/08 ......................          1,407,000
                                                                                          ------------
                                                                                             3,827,000
                                                                                          ------------
                           RESTAURANTS--3.1%
           4,034,342       Advantica Restaurant Group, Inc., 11.250%, 1/15/08 .....          4,306,660
                                                                                          ------------
                           RETAIL--3.3%
           4,250,000       Mothers Work, Inc., 12.625%, 8/01/05 ...................          4,579,375
                                                                                          ------------
                           TELECOMMUNICATION--5.8%
           4,000,000       Level 3 Communications, Inc., 144A, 9.125%, 5/01/08 ....          3,915,000
           6,350,000       Nextel Communications, Inc., 144A, 0/9.950% 2/15/08 (c).          4,087,813
                                                                                          ------------
                                                                                             8,002,813
                                                                                          ------------
                           TRANSPORTATION--4.7%
           3,350,000       Greyhound Lines, Inc., 11.500%, 4/15/07 ................          3,735,250
           4,500,000       TFM S.A., 0/11.750% 6/15/09 (c) ........................          2,790,000
                                                                                          ------------
                                                                                             6,525,250
                                                                                          ------------
                           UTILITIES--2.4%
           2,993,865       Panda Funding Corp., 11.625%, 8/20/12 ..................          3,278,282
                                                                                          ------------
                           Total Bonds and Notes (Identified Cost $107,347,320) ...        109,591,192
                                                                                          ------------

COMMON STOCK--0.1%

              SHARES
------------------------------------------------------------------------------------------------------
               1,237       Mothers Work, Inc. .....................................       $      8,659
               1,750       Ameriking, Inc. (d) ....................................             87,500
                                                                                          ------------
                           Total Common Stock (Identified Cost $81,073) ...........             96,159
                                                                                          ------------
PREFERRED STOCK--9.4%
------------------------------------------------------------------------------------------------------
              25,398       Nebco Evans Holding Co., 14.250, 3/01/08 (pay-in-kind) .          2,596,946
             123,938       Anvil Holdings, Inc., 13.000%, 3/15/09(pay-in-kind) ....          3,005,496
              28,428       CSC Holdings, Inc., 11.825%, 4/01/01 (pay-in-kind) .....          3,262,113
              15,000       Superior National Capital Trust, 10.750%, 12/01/17 .....          1,605,000
              41,526       Liberty Group Publishing, Inc., 14.750%, 2/01/10 (pay-
                           in-kind) ...............................................          1,090,058
              57,382       Ameriking, Inc. 13.000%, 12/01/08 (pay-in-kind) ........          1,549,314
                                                                                          ------------
                           Total Preferred Stock (Identified Cost $12,630,826) ....         13,108,927
                                                                                          ------------

SHORT TERM INVESTMENT--10.5%

            FACE
           AMOUNT
------------------------------------------------------------------------------------------------------
         $14,609,000       Repurchase Agreement with State Street Corp. dated
                             6/30/98 at 5.000% to be repurchased at $14,610,029
                             on 7/01/98 collateralized by $11,345,000 U.S.
                             Treasury Bond due 8/15/19 valued at $14,902,588 ......       $ 14,609,000
                                                                                          ------------
                           Total Short Term Investment (Identified Cost
                             $14,609,000) .........................................         14,609,000
                                                                                          ------------
                           Total Investments--98.9% (Identified Cost
                             $134,668,219)(b) .....................................        137,405,278
                           Other assets less liabilities ..........................          1,564,755
                                                                                          ------------
                           Total Net Assets--100% .................................       $138,970,033
                                                                                          ============

(a)        See Note 1a of Notes to the Financial Statements.
(b)        Federal Tax Information: At June 30, 1998 the net unrealized appreciation on investments based on cost for federal income tax purposes of $134,668,219 was as follows:
           Aggregate gross unrealized appreciation for all investments in which
           there is an excess value over tax cost .................................       $  4,758,721
           Aggregate gross unrealized depreciation for all investments in which
           there is an excess of tax cost over value ..............................         (2,021,662)
                                                                                          ------------
           Net unrealized appreciation ............................................       $  2,737,059
                                                                                          ============
           At December 31, 1997 the Fund had a capital loss carryforward of
           $2,847,461 of which $527,465 expires on December 31, 1998, $1,300,610 expires on December 31, 1999 and $1,019,386 expires on December 31,
           2004. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
(c)        Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
(d)        Non-income producing security.
144A   -   Securities exempt from registration under Rule 144A of the Securities
           Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $22,281,688 or 16.0% of net assets.

                            See accompanying notes to financial statements.

---------------------------------------------------------------------------------------------------
                                 STATEMENT OF ASSETS & LIABILITIES
---------------------------------------------------------------------------------------------------

ASSETS
  Investments at value
    Securities .................................................                       $122,796,278
    Repurchase agreements ......................................                         14,609,000
                                                                                       ------------
      Total Investments at value (Identified cost $134,668,219).                        137,405,278
  Cash .........................................................                                387
  Receivable for:
    Fund shares sold ...........................................                            521,436
    Dividends and interest .....................................                          2,204,039
    Miscellaneous ..............................................                              1,227
  Prepaid registration expense .................................                              4,000
                                                                                       ------------
                                                                                        140,136,367
LIABILITIES
  Payable for:
    Securities purchased .......................................      $201,664
    Fund shares redeemed .......................................       268,555
    Dividends declared .........................................       418,493
  Accrued expenses:
    Management fees ............................................       225,418
    Deferred trustees' fees ....................................         7,129
    Accounting and administrative ..............................         3,037
    Other ......................................................        42,038
                                                                      --------
                                                                                          1,166,334
                                                                                       ------------
NET ASSETS .....................................................                       $138,970,033
                                                                                       ============
  Net Assets consist of:
    Capital paid in ............................................                       $139,718,120
    Undistributed net investment income ........................                            652,795
    Accumulated net realized losses ............................                         (4,137,941)
    Unrealized appreciation on investments .....................                          2,737,059
                                                                                       ------------
NET ASSETS .....................................................                       $138,970,033
                                                                                       ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($79,383,128 divided by 8,087,530 shares of beneficial
    interest) ..................................................                          $9.82
                                                                                          =====
Offering price per share (100/95.50 of $9.82) ..................                          $10.28*
                                                                                          ======
Net asset value and offering price of Class B shares
  ($56,356,992 divided by 5,743,099 shares of beneficial
  interest) ....................................................                          $9.81**
                                                                                          =====
Net asset value and offering price of Class C shares
  ($3,229,913 divided by 329,189 shares of beneficial
  interest) ....................................................                          $9.81**
                                                                                          =====
 *Based upon single purchases of less than $100,000.
  Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                          See accompanying notes to financial statements.

-------------------------------------------------------------------------------------------------
                                      STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------------------------
Six Months Ended June 30, 1998
(unaudited)

INVESTMENT INCOME
  Dividends ....................................................                       $  713,592
  Interest .....................................................                        5,894,610
                                                                                       ----------
                                                                                        6,608,202
Expenses
  Management fees ..............................................      $420,894
  Service fees - Class A .......................................        87,401
  Service and distribution fees - Class B ......................       245,940
  Service and distribution fees - Class C ......................         5,067
  Trustees' fees and expenses ..................................         5,627
  Accounting and administrative ................................        15,868
  Custodian ....................................................        38,869
  Transfer agent ...............................................        90,472
  Audit and tax services .......................................        16,265
  Legal ........................................................         1,877
  Printing .....................................................        15,156
  Registration .................................................        17,609
  Miscellaneous ................................................        21,731
                                                                      --------
  Total expenses ...............................................                          982,776
                                                                                       ----------
  Net investment income ........................................                        5,625,426
REALIZED AND UNREALIZED LOSS ON INVESTMENTS,
  Realized loss on:
    Investments - net ..........................................                       (1,133,393)
  Unrealized depreciation on:
    Investments - net ..........................................                       (1,127,831)
                                                                                       ----------
    Net loss on investment transactions ........................                       (2,261,224)
                                                                                       ----------
  NET INCREASE IN NET ASSETS FROM OPERATIONS ...................                       $3,364,202
                                                                                       ==========

                          See accompanying notes to financial statements.

-------------------------------------------------------------------------------------------------------
                                  STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------
                                                                                        SIX MONTHS
                                                                  YEAR ENDED               ENDED
                                                                 DECEMBER 31,             JUNE 30,
                                                                     1997                   1998
                                                               ----------------       ----------------
FROM OPERATIONS
  Net investment income ...................................      $  7,024,314           $  5,625,426
  Net realized gain (loss) on investments .................         1,698,066             (1,133,393)
  Unrealized appreciation (depreciation) on investments, ..         2,358,716             (1,127,831)
                                                                 ------------           ------------
  Increase in net assets from operations ..................        11,081,096              3,364,202
                                                                 ------------           ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ...............................................        (4,574,797)            (3,052,211)
    Class B ...............................................        (2,387,966)            (1,964,448)
    Class C ...............................................                 0                (44,886)
                                                                 ------------           ------------
                                                                   (6,962,763)            (5,061,545)
                                                                 ------------           ------------

INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
    TRANSACTIONS ..........................................        40,263,008             35,527,081
                                                                 ------------           ------------
Total increase in net assets ..............................        44,381,341             33,829,738

NET ASSETS
  Beginning of the period .................................        60,758,954            105,140,295
                                                                 ------------           ------------
  End of the period .......................................      $105,140,295           $138,970,033
                                                                 ============           ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period .......................................      $     88,914           $    652,795
                                                                 ============           ============

--------------------------------------------------------------------------------------------------------------------------------
                                                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------------
                                                                                CLASS A
                                    -------------------------------------------------------------------------------  SIX MONTHS
                                                                YEAR ENDED DECEMBER 31,                                 ENDED
                                    -------------------------------------------------------------------------------    JUNE 30,
                                        1993            1994            1995            1996            1997            1998
                                        -----           -----           -----           -----           -----           -----
Net Asset Value, Beginning of the
  Period                               $ 9.46          $10.06          $ 8.89          $ 8.98          $ 9.42           $ 9.94
                                       ------          ------          ------          ------          ------           ------
Income From Investment Operations
Net Investment Income ...........        0.90            0.88            0.88            0.84            0.87             0.48
Net Realized and Unrealized Gain
  (Loss) on Investments .........        0.61           (1.19)           0.13            0.44            0.52            (0.16)
                                       ------          ------          ------          ------          ------           ------
Total From Investment Operations         1.51           (0.31)           1.01            1.28            1.39             0.32
                                       ------          ------          ------          ------          ------           ------
Less Distributions
Distributions From Net Investment
  Income ........................       (0.90)          (0.86)          (0.88)          (0.83)          (0.87)           (0.44)
Distributions in Excess of Net
  Investment Income .............       (0.01)           0.00           (0.04)          (0.01)           0.00             0.00
                                       ------          ------          ------          ------          ------           ------
Total Distributions .............       (0.91)          (0.86)          (0.92)          (0.84)          (0.87)           (0.44)
                                       ------          ------          ------          ------          ------           ------
Net Asset Value, End of the
  Period ........................      $10.06          $ 8.89          $ 8.98          $ 9.42          $ 9.94           $ 9.82
                                       ======          ======          ======          ======          ======           ======
Total Return (%)(b) .............        16.5            (3.3)           11.8            14.9            15.4              3.3
Ratio of Operating Expenses to
  Average Net Assets (%) (a) ....        1.54            1.60            1.60            1.53            1.36             1.32(c)
Ratio of Net Investment Income to
  Average Net Assets (%) ........        9.17            9.18            9.71            9.32            9.03             9.67(c)
Portfolio Turnover Rate (%) .....          43              33              30             134              99               93(c)
Net Assets, End of the Period
  (000) .........................     $31,176         $33,673         $39,148         $42,992         $62,739          $79,383

The Subadviser to the Fund prior to July 1, 1996 was Back Bay Advisors, L.P. Effective July 1, 1996 Loomis, Sayles & Company,
L.P. became the subadviser to the Fund.

(a) The ratio of operating
    expenses to average net
    assets without giving effect
    to voluntary expense
    limitations described in Note
    4 to the Financial Statements
    would have been (%) .........        2.00            1.83            1.72            1.69              --             --
(b) A sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(c) Computed on an annualized basis.

----------------------------------------------------------------------------------------------------------------------------------
                                                  FINANCIAL HIGHLIGHTS continued
----------------------------------------------------------------------------------------------------------------------------------
                                                               CLASS B                                                  CLASS C
                 ---------------------------------------------------------------------------------------------------  ------------
                        SEPTEMBER 20,(a)                                                                 SIX MONTHS      MARCH 2(a)
                            THROUGH                         YEAR ENDED DECEMBER 31,                         ENDED         THROUGH
                          DECEMBER 31,    -----------------------------------------------------------      JUNE 30,       JUNE 30,
                              1993            1994             1995           1996           1997            1998          1998
                        ----------------   ---------        --------       --------       --------      -------------  ----------
Net Asset Value, Beginning
  of the Period ..........   $ 9.87           $10.06          $ 8.88         $ 8.98         $ 9.42        $ 9.93        $ 9.96
                             ------           ------          ------         ------         ------        ------        ------
Income From Investment
  Operations
Net Investment Income ....     0.23             0.79            0.83           0.79           0.80          0.44          0.28
Net Realized and Unrealized
  Gain (Loss) on
  Investments ............     0.20            (1.18)           0.13           0.42           0.51         (0.16)        (0.16)
                             ------           ------          ------         ------         ------        ------        ------
Total From Investment
  Operations ...               0.43            (0.39)           0.96           1.21           1.31          0.28          0.12
                             ------           ------          ------         ------         ------        ------        ------
Less Distributions
Distributions From Net
  Investment Income ......    (0.23)           (0.78)          (0.81)         (0.76)         (0.80)        (0.40)        (0.27)
Distributions in Excess of
  Net Investment Income ..    (0.01)           (0.01)          (0.05)         (0.01)          0.00          0.00          0.00
                             ------           ------          ------         ------         ------        ------        ------
Total Distributions ......    (0.24)           (0.79)          (0.86)         (0.77)         (0.80)        (0.40)        (0.27)
                             ------           ------          ------         ------         ------        ------        ------
Net Asset Value, End of the
  Period .......             $10.06           $ 8.88          $ 8.98         $ 9.42         $ 9.93        $ 9.81        $ 9.81
                             ======           ======          ======         ======         ======        ======        ======
Total Return (%) (c) .....      4.4             (4.0)           11.2           14.1           14.4           2.9           1.2

Ratio of Operating Expenses
  to Average Net
  Assets (%) (b)..........     2.25(d)          2.25            2.25           2.19           2.11          2.07(d)       2.33(d)
Ratio of Net Investment
  Income to Average Net
  Assets (%) .............     7.66(d)          8.53            8.96           8.33           8.28          8.92(d)       9.50(d)
Portfolio Turnover Rate (%)      43(d)            33              30            134             99            93(d)         93(d)
Net Assets, End of the
  Period (000) ...........   $1,232           $5,233         $10,625        $17,767        $42,401       $56,357        $3,230
The Subadviser to the Fund prior to July 1, 1996 was Back Bay Advisors, L.P. Effective July 1, 1996 Loomis, Sayles & Company, L.P.
became the subadviser to the Fund.
(a) Commencement of operations.
(b) The ratio of operating
    expenses to average net
    assets without giving
    effect to voluntary
    expense limitations
    described in Note 4 to
    the Financial
    Statements would have
    been .......               2.53             2.48            2.37           2.35             --            --            --
(c) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(d) Computed on an annualized basis.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1998
(unaudited)

1. The Fund is a series of New England Funds Trust II, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each series of shares a "Fund").

The Fund offers Class A, Class B and Class C shares. The Fund commenced its public offering of Class C shares on March 2, 1998. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay a front end sales charge and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser, and subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record at the time and are paid monthly.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to the expiration of capital loss carryforwards. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES For the six months ended June 30, 1998 purchases and sales of securities (excluding short-term investments) were $77,592,736 and $53,792,390 respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.70% of the first $200 million of the Fund's average daily net assets and 0.65% of such assets in excess of $200 million. NEFM pays the Fund's investment subadviser, Loomis, Sayles & Company L.P. ("Loomis Sayles") at the rate of 0.35% of the first $200 million of the Fund's average daily net assets and 0.30% of such assets in excess of $200 million of the Fund's average daily net assets.

Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Loomis Sayles are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM and Loomis Sayles under the management agreements in effect during the six months ended June 30, 1998 are as follows:

        FEES EARNED
        -----------
        $210,447                    NEFM
        $210,447                    Loomis Sayles

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, and financial reporting functions and related clerical functions relating to the Fund, and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the six months ended June 30, 1998 these expenses amounted to $15,868 and are shown separately in the financial statements as accounting and administrative.

C. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plan relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1998, the Fund paid New England Funds $87,401 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1998, the Fund paid New England Funds $61,485 and $1,266 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays New England Funds a monthly distribution fee at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the six months ended June 30, 1998, the Fund paid New England Funds $184,455 and $3,801 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the six months ended June 30, 1998 amounted to $411,549.

D. TRANSFER AGENT FEES. New England Funds Services Corporation ("NEFSCO") is the transfer and shareholder servicing agent to the Fund. For the six months ended June 30, 1998, the Fund paid NEFSCO $60,011 as compensation for its services in that capacity. For the six months ended June 30, 1998, the Fund received $1,285 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, Nvest, NEFSCO or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

        Annual Retainer                                       $652
        Meeting Fee                                            159/meeting
        Annual Committee Member Retainer                        98
        Annual Committee Chairman Retainer                      65

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have had, had it been invested in the Fund on the normal payment date.

4. EXPENSE LIMITATIONS. Effective July 1, 1996 NEFM and Loomis Sayles voluntarily agreed to reduce management fees to limit expenses to 1.40% of the Fund's Class A average daily net assets and 2.15% of the Funds Class B and Class C average daily net assets. Fund expenses did not exceed the voluntary limit for the six months ended
June 30, 1998.

5. CONCENTRATION OF CREDIT; LOWER RATED SECURITIES. The Fund invests in securities offering high current income which generally will be rated below investment grade by recognized rating agencies. Certain of these lower rated securities are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations and generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for lower rated securities may be less liquid than the market for higher-rated securities.

6. CAPITAL SHARES. At June 30, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into three classes. Class A, Class B and Class C capital stock. Transactions in capital shares were as follows:

                                                    YEAR ENDED                      SIX MONTHS ENDED
                                                 DECEMBER 31, 1997                    JUNE 30, 1998
                                            ----------------------------        ---------------------------
CLASS A                                       SHARES           AMOUNT            SHARES           AMOUNT
-------                                      ---------       -----------        ---------       -----------
Shares sold ..........................       2,709,896       $26,327,240        2,568,185       $25,460,847
Shares issued in connection with the
  reinvestment of:
  Distributions from net investment
  income .............................         319,480         3,105,107          207,565         2,059,132
                                             ---------       -----------        ---------       -----------
                                             3,029,376        29,432,347        2,775,750        27,519,979
Shares repurchased ...................      (1,278,693)      (12,385,135)      (1,002,739)       (9,917,136)
                                             ---------       -----------        ---------       -----------
Net increase .........................       1,750,683       $17,047,212        1,773,011       $17,602,843
                                             =========       ===========        =========       ===========

                                                    YEAR ENDED                      SIX MONTHS ENDED
                                                 DECEMBER 31, 1997                    JUNE 30, 1998
                                            ----------------------------        ---------------------------
CLASS B                                       SHARES           AMOUNT            SHARES           AMOUNT
-------                                      ---------       -----------        ---------       -----------
Shares sold ..........................       2,686,351       $26,155,636        1,850,208       $18,385,617
Shares issued in connection with the
  reinvestment of:
  Distributions from net investment
  income .............................          99,615           971,640           87,248           865,309
                                             ---------       -----------        ---------       -----------
                                             2,785,966        27,127,276        1,937,456        19,250,926
Shares repurchased ...................        (403,524)       (3,911,480)        (463,173)       (4,589,462)
                                             ---------       -----------        ---------       -----------
Net increase .........................       2,382,442       $23,215,796        1,474,283       $14,661,464
                                             =========       ===========        =========       ===========

                                                    YEAR ENDED                      SIX MONTHS ENDED
                                                 DECEMBER 31, 1997                    JUNE 30, 1998
                                            ----------------------------        ---------------------------
CLASS C                                       SHARES           AMOUNT            SHARES           AMOUNT
-------                                      ---------       -----------        ---------       -----------
Shares sold ..........................               0       $         0          337,319       $ 3,344,232
Shares issued in connection with the
  reinvestment of:
  Distributions from net investment
  income .............................               0                 0            2,833            27,941
                                             ---------       -----------        ---------       -----------
                                                     0                 0          340,152         3,372,173
Shares repurchased ...................               0                 0          (10,963)         (109,399)
                                             ---------       -----------        ---------       -----------
Net increase .........................               0                 0          329,189         3,262,774
                                             ---------       -----------        ---------       -----------
Increase derived from capital shares
  transactions .......................       4,133,125       $40,263,008        3,576,483       $35,527,081
                                             =========       ===========        =========       ===========
(a) Commencement of operations.

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
-------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

YIELD - The rate at which a fund pays income. Yield calculations for 30-day periods are standardized among mutual funds, based on a formula developed by the Securities and Exchange Commission.

MATURITY - Refers to the period of time before principal repayment on a bond is due. A bond fund's "average maturity" refers to the weighted average of the maturities of all the individual bonds in the potfolio.

DURATION - A measure, stated in years, of a bond's sensitivity to interest rates. Duration is a means to directly compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a bond is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a bond with a duration of 4 years should rise in value 4%. Conversely, the bond should decline 4% if interest rates rise 1%.

TREASURIES - Negotiable debt obligations of the U.S. government, secured by its full faith and credit. The income from Treasury securities is exempt from state and local income taxes but not from federal income taxes. There are three types of Treasuries: Bills (maturity of 3-12 months), Notes (maturity of 1-10 years) and Bonds (maturity of 10-30 years).

MUNICIPAL BOND - A debt security issued by a state or municipality to finance public expenditures. Interest payments are exempt from federal taxes and, in most cases, from state and local income taxes. The two main types are general obligation (GO) bonds, which are backed by the full faith and credit and taxing powers of the municipality; and revenue bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges.

--------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

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                               Star Advisers Fund
                               Capital Growth Fund
                            Growth Opportunities Fund
                                   Value Fund
                               Equity Income Fund
                                  Balanced Fund

                            INTERNATIONAL STOCK FUNDS
                            International Equity Fund
                               Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                              Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                        Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                              Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                        Tax Free Income Fund of New York
                  Intermediate Term Tax Free Fund of California

                               MONEY MARKET FUNDS
                   Cash Management Trust, Money Market Series
                          Tax Exempt Money Market Trust

                    To learn more, and for a free prospectus,
                     contact your financial representative.

              VISIT OUR WORLD WIDE WEB SITE AT WWW.MUTUALFUNDS.COM

                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

           This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about
          distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

 New England Funds, L.P., and other firms selling shares of New England Funds are members of the National Association of Securities Dealers, Inc.
    (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
                The program provides access to information about
        securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 1-800-289-9999 or by
                    visiting their web site at www.NASDR.com.

                                                              ------------------
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